Investor Presentation November & December 2013 Maiden Holdings, Ltd.

Forward Looking Statements This presentation contains “forward-looking statements” which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based on current expectations and beliefs of Maiden Holdings, Ltd. (the “Company”) concerning future developments and their potential effects on the Company. There can be no assurance that actual developments will be those anticipated by the Company. Actual results may differ materially from those projected as a result of significant risks and uncertainties, including non-receipt of expected payments, changes in interest rates, effect of the performance of financial markets on investment income and fair values of investments, developments of claims and the effect on loss reserves, decreases in existing and new client projected premiums, accuracy in projecting loss reserves, the impact of competition and pricing environments, changes in the demand for the Company’s products, the effect of general economic conditions, adverse state and federal legislation, regulations and regulatory investigations into industry practices, developments relating to existing agreements, heightened competition, changes in pricing environments and changes in asset valuations. The Company undertakes no obligation to publicly update any forward-looking statements, except as may be required by law. Additional information about these risks and uncertainties, as well as others that many cause actual results to differ materially from those projected is contained in Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012. 2

Maiden’s Value Proposition • Focus on low-volatility lines of business and more predictable “working layer” reinsurance – Not focused on the property catastrophe reinsurance market • Long-term relationships with targeted regional and specialty P&C insurers - 30-year operating history • Successful and stable multi-year strategic reinsurance relationship with AmTrust Financial Services, Inc. (“AmTrust”) since 2007 • Diversified portfolio of low-volatility underwriting business • Predictable and stable operating results • Highly efficient and scalable operating platform • Growing balance sheet scale and capital efficiency supported by the low-volatility model • Conservative investment portfolio • Shareholder-friendly approach to capital growth 3 1 2 3 4 5 6 7 8 Maiden well positioned with unique competitive advantages and highly differentiated business strategy 9

Maiden’s History 1 Am Trust’s majority shareholders include holdings of Michael Karfunkel, George Karfunkel, and Barry Zyskind (“Founding Shareholders”). 2 American Capital Acquisition Corporation (“ACAC”) acquired GMAC Personal Lines Business in 2010. Renamed National General Holdings Corporation (“NGHC”) in 2013. 3Post sale of E&S Business. 4Ownership is pro forma for $260mm TRUPS offering. 5As of most recent filing. 2007 2008 2009 2010 2011 2012 2013 2007 2008 2009 2010 2011 2012 LTM 9/2013 Net Premiums Written (“NPW”) $247 $727 $1,030 $1,228 $1,724 $1,901 $2,093 Employees 5 129 139 204 213 214 1853 Founding Shareholders¹ Ownership 18.6% 30.1%4 30.1% 28.3% 28.3% 28.4% 28.3%5 • AmTrust’s majority shareholders¹ formed Maiden • Entered into 40% Quota Share with AmTrust • Entered into 25% ACAC² Quota Share • Acquired international insurance business (IIS) from Ally • Sold Property E&S business • ACAC / NGHC Quota Share discontinued • Acquired a reinsurance platform with 25 years of operations, GMAC RE, with renewal rights, client relationships, and infrastructure 4

Maiden's Key Businesses Today

MAIDEN HOLDINGS LTD

	Diversified Reinsurance	AmTrust Quota Share Reinsurance
Clients	• Focus on lower volatility "working layer" reinsurance needs of regional and specialty P&C insurers in the U.S. and select international markets	• Providing strategically important growth and capital support to AmTrust since 2007
Products / Businesses	<u>U.S.</u> • Personal & commercial auto • Commercial multi-peril • General liability • Workers' compensation <u>Select international markets:</u> • Personal Auto • Credit Life  LTM 9/30/2013 NPW = $727mm	<u>Small Commercial (U.S.)</u> • Workers' compensation • Commercial package • Commercial lines <u>Specialty Risk and Extended Warranty (U.S., Europe):</u> • Consumer and commercial goods warranty • European Hospital liability • Other <u>Specialty Program:</u> • Worker's compensation and commercial package for specialty risks / segments  LTM 9/30/2013 NPW = $1,127mm
Underwriting / Distribution	• Multi-functional U.S underwriting teams – Broker treaty – Direct treaty – Specialty / facultative – A&H • International team • 39% direct / 61% brokered distribution	• Multi-year quota-share reinsurance relationship since 2007 – Master Agreement in place through 2016, with negotiated contract modifications and term extensions renewed twice previously – Actively managed by Maiden to preserve targeted economics • Strong controls and governance – Independent underwriting and reserving – All related party transactions require independent Audit Committee approvals
Competitive Advantage	• Lasting, profitable, long-term relationships with clients - 30-year operating history • Dedicated Financial Trust® offers highly rated security • Deep multi-functional client service support • Purpose built balance sheet and operating platform	• Significant driver of growth with improving combined ratios • AmTrust's leading competitive position in specialty markets[1] • Improving rate environment, particularly in workers' compensation

A&H 5%
Int'l 14%
Property 20%
Casualty 61%

Specialty Program 13%
Specialty Risk & Extended Warranty 39%
Small Comm. Business 48%

[1]Per Forbes 7/19/2013 publication.

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Balanced Portfolio of Low Volatility Underwriting Business 6 LTM 9/2013 NPW Excluding NGHC • Low-hazard, profitable workers’ compensation exposure ― 32% of Maiden’s total LTM 9/30/2013 NPW excluding NGHC ― Focus on small premium, small-employer policies ― Significantly lower workers’ compensation loss ratio vs. industry mainly reflecting AmTrust’s specialization and leading position in low-hazard segment • Primary pricing discipline with improving trends across the portfolio • Positioned for further underwriting performance improvement post termination of NGHC quota-share in 2013 LTM 9/30/2013 NPW Excluding NGHC = $1,843mm 1 2 3 4 5 6 7 8 9 10 11 1. Workers' compensation 32% 2. Personal auto 13% 3. Commercial auto 11% 4. Warranty 10% 5. Other liability 9% 6. Others 8% 7. European hospital liab. 7% 8. Commercial multi-peril 3% 9. Fire, allied lines and inland marine 3% 10. Accident & health 2% 11. Homeowners' 2%

Minimal Property Catastrophe Exposure 7 • Minimal exposure to property catastrophe risks — 1-in-250-year PML managed to less than annual net income — Further reduced property-catastrophe exposure through the sale of E&S property business to Brit Insurance in 2013 • Maiden has generated annual underwriting income every year and net operating income every quarter since its formation in 2007 1 Maiden PML and common equity data as of 10/01/2013. (Re)insurer comparative PML and common equity as of 6/30/2013, with the exception of EverestRe, which is as of 12/31/2012. 2Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, Validus, XL. 1-in-250-Year Occurrence PML / Common Equity 4% 20% $32 Selected (Re)Insurers2 1-in-250 yr. PML1 ($mm) Maiden

60% 80% 100% 120% 140% 160% 180% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 2012 2013 (30)% (20)% (10)% 0% 10% 20% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 2012 2013 _________ _________ _________ ________ Predictable and Stable Operating Performance 8 Annualized Operating ROACE 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL. 2Property E&S was sold to Brit in 2013. Source SNL Financial. Quarterly Combined Ratio Maiden Selected P&C (Re)Insurers¹ Maiden Q4 2012 Excluding Property E&S² Operating ROACE 2009 - YTD 2013 Ave. Maiden 9.2 % Selected P&C (Re) Insurers 9.6 % Maiden’s YTD 2013 ROACE : 10. 2% ________ Combined Ratio 2009 - YTD 2013 Ave. Maiden 97.6 % Selected P&C (Re) Insurers 89.3%

Unique Operating Platform and Business Model Drive Highly Efficient Expense Relativities 9 1Aspen, Arch, Axis, AWAC, Endurance, EverestRe, Montpelier, PartnerRe, Platinum, RenRe, Validus, XL. Source: Company Financials LTM 9/30/2013 G&A Expense Ratio Maiden: 2.8% Selected P&C (Re)Insurers1: 14.9% $1,030 $1,228 $1,724 $1,901 $2,093 3.5% 3.5% 3.5% 2.9% 2.8% 2009 2010 2011 2012 LTM 9/2013 Net Premiums Written ($mm) G&A Expense Ratio

Conservative Investment Portfolio 10 • Continued emphasis on investing in GSE and high-grade corporate debt; new money yield on fixed maturities in 3Q13 is 2.59%; overall 3Q13 book yield (excluding cash equivalents) is 3.54% • September 30, 2013 average fixed maturity duration of 4.47 years compared to 3.55 years as of December 31, 2012 • Profitable growth & positive cash flow has expanded invested assets that will enhance earnings Investments Composition1 1As of September 30, 2013 Total: $2.7bn Strong Credit Quality of Investments1 Total: $2.7bn U.S. Treasuries 1% Other 4% Municipal Bonds 2% Corporate Bonds 51% US Agency 42% A 19% AA 5% AAA 6% Below Inv. Grade 2% BBB 25% US Agency 42% U.S. Treasuries 1%

Low-Volatility Business Model Supporting Asset and Investment Income Growth 11 Growing Net Investment Income ($mm) Expanding Invested Assets Base ($mm) $ 62.9 $ 71.6 $ 74.9 $ 81.2 $ 87.1 2009 2010 2011 2012 LTM 9/2013 $ 2,088 $ 2,234 $ 2,494 $ 3,003 $ 3,249 2009 2010 2011 2012 9/2013

Balanced and Diversified Capital Structure 12 • Access to capital markets has enabled Maiden to fund growth with long-term and perpetual securities — January 20, 2009: 14% Trust Preferred Securities Offering of $260 million to finance the acquisition of GMAC RE with significant support from founding shareholders — June 24, 2011: 30-Year, 8.25% Senior Notes Offering of $107.5 million, replacing a portion of higher coupon TRUPS — March 27, 2012: 30-Year, 8% Senior Notes Offering of $100 million — August 29, 2012: 8.25% Non-Cumulative Perpetual Preferred Share Offering of $150 million — October 1, 2013: 7.25% Mandatory Convertible Preference Share Offering of $165 million, supporting reinsurance business growth • Focus on replacing 14% TRUPS issued in early 2009, callable at par in January 2014, with lower cost of capital • Continued exploration of shareholder friendly, diverse and alternative sources of capital Balanced and Diversified Capital Structure (*) Pro-Forma includes $165 million 7.25% mandatory convertible preference share offering completed in early October 2013. Note: As of 9/30/2013, the stated value of the Junior Subordinated Debt was $126.4mm which comprises the principal amount of $152.5mm less the unamortized discount of $26.1mm. 551 554 644 696 705 724 775 770 215 215 126 126 126 126 108 208 208 208 150 150 315 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 Q 3 2 0 1 3 P ro -F o rm a * To ta l Ca p ita l (e x c lu d in g A O CI ) Common Equity excluding AOCI Trust Preferred ("TRUPS") Senior Notes Preference Shares

Opportunities to Strengthen ROE 1. Improve underwriting returns • Continued underwriting discipline and catastrophe exposure management • One point lower on the combined ratio can benefit operating ROE by approximately two percentage points 2. Refinancing of 14% junior subordinated debt associated with 2009 Trust Preferred Offering 3. Recovery of investment yields and full deployment of investable cash • Near-term interest rate environment dampening returns • Maintain conservative risk profile of investment portfolio • Medium-term Operating ROE > 15% • Combined ratio < 96% — G&A expense ratio < 4% • NPW CAGR of 10%+ • Core regional insurer client retention rate of > 85% • Modeled exposure to a one-in-250 cat event < annual net income Targeted Operating Metrics Targeted Operating Metrics More Achievable as Underwriting Results Improve, Cost of Capital Decreases and Investment Environment Becomes More Favorable 13

Investment Opportunity 14  Differentiated P&C reinsurance business model with focus on low- volatility, predictable lines of business and strong and long-lasting client relationships  Demonstrated predictable, stable and highly efficient operating performance  Shareholder-friendly capital management  Well-positioned for continued profitable growth • Strong, disciplined business growth with favorable pricing trends • Significant levers to further enhance profitability

Appendix • Summary Balance Sheet • Summary Income Statement • October Mandatory Convertible Preference Share Offering Overview • Non-GAAP Financial Measures – Reconciliation • Non-GAAP Financial Measures 15

Summary Balance Sheet

MAIDEN HOLDINGS LTD

Appendix

	2008	2009	2010	2011	2012	Q3 2013
Invested Assets			($ in millions)			
Investments	$ 1,125.2	$ 1,667.2	$ 1,880.3	$ 2,022.9	$ 2,621.6	$ 2,679.3
Cash & Cash Equivalents	541.2	252.3	185.9	303.0	213.8	401.2
Loan to Related Party	168.0	168.0	168.0	168.0	168.0	168.0
Total Invested Assets	1,834.4	2,087.5	2,234.2	2,493.9	3,003.4	3,248.5
Net Reinsurance Receivable	71.9	211.3	226.3	423.4	522.6	554.7
Deferred Acquisition Costs	104.5	173.0	203.6	248.4	270.7	310.7
Other Assets	117.8	164.3	318.5	229.4	341.5	335.8
Total Assets	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,449.7**
Loss and LAE Reserve	$ 897.7	$ 1,002.7	$ 1,226.8	$ 1,398.4	$ 1,740.3	$ 1,926.6
Unearned Premiums	444.5	583.5	657.6	832.0	936.5	1,089.2
Senior Notes	-	-	-	107.5	207.5	207.5
Trust Preferred Securities	-	215.1	215.2	126.3	126.3	126.4
Other Liabilities	276.6	158.3	132.5	161.9	112.0	126.0
Total Liabilities	**1,618.8**	**1,959.6**	**2,232.1**	**2,626.1**	**3,122.6**	**3,475.7**
Equity	**509.8**	**676.5**	**750.5**	**769.0**	**1,015.6**	**974.0**
Total Liabilities & Equity	**$ 2,128.6**	**$ 2,636.1**	**$ 2,982.6**	**$ 3,395.1**	**$ 4,138.2**	**$ 4,449.7**
Book Value per Common Share	**$ 8.70**	**$ 9.62**	**$ 10.40**	**$ 10.64**	**$ 11.96**	**$ 11.34**
Growth in Total Invested Assets	**186.8%**	**13.8%**	**7.0%**	**11.6%**	**20.4%**	**8.2%**
Ratio of Total Invested Assets to Equity	**359.8%**	**308.6%**	**297.7%**	**324.3%**	**295.7%**	**333.5%**

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Summary Income Statement

MAIDEN HOLDINGS LTD

Appendix

($ in millions)

	2008	2009	2010	2011	2012	YTD Q3 2013
Net Premium Written	**$ 727.4**	**$ 1,030.4**	**$ 1,227.8**	**$ 1,723.5**	**$ 1,901.3**	**$ 1,650.4**
Net Earned Premium	$ 420.1	$ 919.9	$ 1,169.8	$ 1,552.4	$ 1,803.8	$ 1,509.8
Net Investment Income	37.2	62.9	71.6	74.9	81.2	66.0
Interest and Amortization Expense	-	34.4	36.5	34.1	36.4	28.7
Net Income	**$ 18.8**	**$ 61.1**	**$ 69.9**	**$ 28.5**	**$ 46.5**	**$ 67.1**
Operating Earnings *	**$ 60.6**	**$ 66.2**	**$ 72.7**	**$ 69.6**	**$ 48.5**	**$ 64.2**
Operating EPS *	**$ 1.02**	**$ 0.95**	**$ 1.02**	**$ 0.96**	**$ 0.66**	**$ 0.87**
Annualized Operating ROE *	**11.6%**	**11.2%**	**10.2%**	**9.2%**	**5.9%**	**10.2%**
Loss Ratio	**62.8%**	**66.2%**	**64.6%**	**66.6%**	**69.5%**	**67.0%**
Expense Ratio	**32.0%**	**29.7%**	**32.3%**	**31.5%**	**30.0%**	**30.6%**
Combined Ratio	**94.8%**	**95.9%**	**96.9%**	**98.1%**	**99.5%**	**97.6%**

YTD Annualized Operating ROE: 10.2%
YTD Combined Ratio: 97.6%

- (*) 2011 includes $35.4 million in charges related to Senior Note Offering which consist of $20.3 million of accelerated amortization of discount on junior subordinated debt and $15.1 million charge related to repurchase of junior subordinated debt. 2011 also Includes $9.5 million or 0.6% in loss ratio and combined ratio impact from U.S thunderstorm and tornado activity in 2Q11. 2012 includes $31.1 million or 1.7% in loss ratio and combined ratio impact from Storm Sandy in 4Q12.
- Please see the non-GAAP reconciliation table in the appendix of this presentation for additional important information.

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• Maiden continues to benefit from strong profitable growth with excellent prospects for the continued development of both Diversified and AmTrust Quota Share segments • Primary purpose of Convertible deal was to support growth of reinsurance business • Offering represents a fundamentally bullish view of Maiden’s prospects • Given historical growth and future prospects, the likelihood of the need for additional equity capital within the next 3 years was deemed high • Strong desire to maintain and even improve debt ratios • Mandatory convertible preferred offering helps satisfy pro-active capital needs in shareholder friendly manner • Assuming share price appreciation over the next several years, fewer shares are ultimately issued upon conversion relative to a straight equity offering • Convertible market offered excellent timing for Maiden • Available supply of convertibles for high-quality investors had declined in 2013 making a Maiden offering attractive • Strong performance of Maiden’s common share price in 2013 particularly relative to book value made an equity-linked offering timely • Beyond this transaction, Maiden remains committed to implementing a long- term capital management plan which further strengthens balance sheet, shareholder returns and rating agency outlooks. 18 October 2013 Mandatory Convertible Preference Share Offering Overview Appendix

Non-GAAP Financial Measures Reconciliation Note: Please see the definition of non-GAAP financial measures on next page for additional important information. Appendix 19 2008 2009 2010 2011 2012 Q3 2013 ($ in millions) Net income $ 18.8 $ 61.1 $ 69.9 $ 28.5 $ 46.5 $ 67.1 Add (subtract): Net realized investment (gains) losses 37.5 (0.3) (6.6) (0.5) (1.9) (3.7) Foreign exchange and other losses (gains) 1.4 (2.5) 0.6 (0.3) (1.6) (2.6) Amortization of intangibles 1.3 6.6 5.8 5.0 4.4 2.8 Junior subordinated debt repurchase expense - - - 15.1 - - Accelerated amortization of subordinated debt discount and issuance cost - - - 20.3 - - Non-recurring general and administrative expenses relating to IIS Acquisition (2010) and GMAC Acquisition (2008) 1.6 - 1.8 0.2 - - Non-cash deferred tax expense - 1.3 1.2 1.3 1.1 0.6 Operating earnings $ 60.6 $ 66.2 $ 72.7 $ 69.6 $ 48.5 $ 64.2 Operating earnings per common share: Basic operating earnings per share $ 1.02 $ 0.95 $ 1.03 $ 0.97 $ 0.67 $ 0.88 Diluted operating earnings per share $ 1.02 $ 0.95 $ 1.02 $ 0.96 $ 0.66 $ 0.87

Non-GAAP Financial Measures • In presenting the Company’s results, management has included and discussed in this presentation certain non generally accepted accounting principles (“non-GAAP”) financial measures within the meaning of Regulation G as promulgated by the U.S. Securities and Exchange Commission. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“U.S. GAAP”). • Operating Earnings and Operating Earnings per Share: In addition to presenting net income determined in accordance with GAAP, we believe that showing operating earnings enables investors, analysts, rating agencies and other users of our financial information to more easily analyze our results of operations in a manner similar to how management analyzes our underlying business performance. Operating earnings should not be viewed as a substitute for U.S. GAAP net income. Operating earnings are an internal performance measure used in the management of our operations and represents operating results excluding, as applicable, realized investment gains or losses, foreign exchange gain or loss, the amortization of intangible assets and non-cash deferred tax expenses. We also exclude certain non-recurring expenditures that are material to understanding our results of operations. For 2011 and 2010, we exclude transaction expenses related to the IIS Acquisition as these are non-recurring. In 2011, as a result of the Senior Notes Offering, we exclude the junior subordinated debt repurchase expense and the accelerated amortization of junior subordinated debt discount and issuance costs, as both are non-recurring. We exclude net realized investment gains or losses and foreign exchange gain or loss as we believe that both are heavily influenced in part by market opportunities and other factors. We do not believe amortization of intangible assets are representative of our ongoing business. We believe all of these amounts are largely independent of our business and underwriting process and including them distorts the analysis of trends in our operations. • Operating Return on Common Equity ("Operating ROCE"): Management uses operating return on average common shareholders' equity as a measure of profitability that focuses on the return to common shareholders. It is calculated using operating earnings available to common shareholders (realized gains or losses on investments, foreign exchange gains and losses, the amortization of intangible assets, and non-cash deferred tax expenses) divided by average common shareholders' equity. Management has set as a target a long-term average of 15% Operating ROE, which management believes provides an attractive return to shareholders for the risk assumed. • See the previous page of this presentation for a reconciliation of non-GAAP measures used in this presentation to their most directly comparable GAAP measures. Appendix 20